                                                                    EXHIBIT 10.1
                         MEZZANINE LOAN SALE AGREEMENT
                         -----------------------------
                              (MGM Mezzanine Loan)

     THIS MEZZANINE LOAN SALE AGREEMENT (this "Agreement") is entered into as of the 30th day of July, 1998, by and among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company, having an address of 11 Madison Avenue, New York, New York 10010, Attention: Hugh Hall, Telefax Number:
(212) 325-8162, and WILSHIRE REAL ESTATE PARTNERSHIP L.P., a Delaware limited partnership, having an address of 1776 S.W. Madison Street, Portland, Oregon 97205, Attention: Lawrence Mendelsohn, Telefax Number: (503) 223-8799 (the "Buyer").

                                   RECITALS:

     A. The Seller originated that certain mezzanine loan (the "Loan") to MP-Colorado Place Mezzanine, LLC, a Delaware limited liability company (the "Borrower"), which is evidenced, inter alia, by that certain Note dated October
                                 ----- ----
17, 1997, executed by the Borrower and payable to the order of the Seller in the principal amount of $66,000,000 (as amended, modified or supplemented, the "Note") and that certain Loan Agreement, dated as of October 17, 1997 (as amended, modified or supplemented, the "Loan Agreement"), between the Seller and the Borrower. The Loan is secured, inter alia, by the pledge of certain equity
                                    ----- ----
interests in Colorado Place Partners, LLC (the "Company") and MP-Colorado Place Manager I, Inc. (the "Managing Member") pursuant to that certain Pledge Agreement, dated as of October 17, 1997, executed by the Borrower, as borrower, the Seller, as mezzanine lender, and Maguire Thomas Partners Colorado Place, as stock owner (as amended, modified or supplemented, the "Pledge Agreement"). The Seller entered into that certain Intercreditor Agreement dated October 17, 1997, relating to the Loan (the "Intercreditor Agreement"). (The Note, Loan Agreement, the Pledge Agreement, the Intercreditor Agreement, the Mezzanine Deposit Agreement (defined below) and any other document or agreement now or hereafter executed by the Borrower or any other person securing, evidencing or otherwise relating to the Loan being collectively referred to herein as the "Loan Documents.")

     B. The Company is the owner of that certain office and retail property known as the MGM Plaza in the City of Santa Monica, County of Los Angeles, State of California (the "Mortgaged Property").

     C. The Seller, as lender under the Note, has advanced to the Borrower the principal sum of $66,000,000 of which $66,000,000 remains outstanding as of the date hereof. The Borrower is not entitled to receive any future advances under the Loan.

     D. The Buyer desires to purchase from the Seller and the Seller desires to sell to the Buyer all of the Seller's right, title, and interest in the Loan.

     E. The Buyer desires to engage First Union National Bank (the "Servicer"), and the Servicer has agreed, to service the Loan under and in accordance with the terms of the Servicing

Agreement, dated as of November 1, 1997, between the Seller, as owner, and the Servicer, as servicer, as amended by the Acknowledgment Agreement dated as of December 29, 1997, between the Servicer and the Seller (the "Servicing Agreement"), which is attached as Exhibit A hereto, and to act as the "Administrative Agent" as defined in that certain Mezzanine Deposit Agreement, dated as of October 17, 1997 (as amended, modified or supplemented, the "Mezzanine Deposit Agreement"), between the Seller, the Company and Banc One Mortgage Capital Markets, as administrative agent.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant, agree, represent and warrant as follows:

                                   ARTICLE I
                           PURCHASE AND SALE OF LOAN

     Section 1.1  Purchase and Sale. The Seller hereby sells to the Buyer,
                  -----------------
without recourse, and the Buyer hereby purchases from the Seller, the Loan. The Buyer hereby acknowledges that it will have no right to or interest in the Exit Fee (as defined in the Loan Agreement) and "Loan," as used herein, shall not include the Exit Fee.

     Section 1.2  Payment of Purchase Price. (a) No later than 2:00 p.m. New
                  -------------------------
York Time on the date of this Agreement, the Buyer, by wire transfer in immediately available funds to the Seller's account set forth below, shall pay to the Seller the purchase price (the "Purchase Price") for the Loan, in an amount equal to $66,288,213.75, representing the outstanding balance of the Loan and interest accrued thereon. Conveyance of the Loan and delivery of the documents required to be delivered by the Seller to the Buyer pursuant to
Section 1.3 shall be made by the Seller on the date hereof against payment of the Purchase Price by the Buyer.

     (b) Seller's wire instructions are as follows:

          Bank:            Citibank NYC
          ABA No.:         021000089
          Account No.:     09253506
          Account:         Credit Suisse First Boston Corp.
          Attention:       Chris Bolarte
                    (212) 322-1369

     Section 1.3  Assignment of Loan Documents. In connection with the purchase
                  ----------------------------
and sale contemplated hereby, on and as of the date hereof, the Seller hereby assigns and transfers to the Buyer, all of its right, title and interest as mezzanine lender in and to the Loan Documents (exclusive of rights to the Exit
Fee), and the Buyer hereby accepts said assignment, and assumes all obligations of the Seller as mezzanine lender under the Loan Documents arising from and after the date hereof. Also in connection with the purchase and sale contemplated hereby, on the date hereof, the Seller shall deliver to or at the direction of the Buyer the following documents or instruments with respect to the Loan:

          (a) the original Note endorsed by the Seller, without recourse, in blank or to the order of the Buyer;


          (b) originals of all Loan Documents, including without limitation the stock certificate for shares of the Managing Member and stock power (in blank); and

          (c) forms UCC-3's assigning to the Buyer all UCC-1 Financing Statements filed with respect to the Pledge Agreement.

          The Buyer shall be solely responsible for recording, at its expense, the assignment to the Buyer of any applicable assignments of collateral documents.

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE BUYER

     Section 2.1.  Representations of the Buyer. The Buyer hereby represents and
                   ----------------------------
warrants to the Seller that, as of the date of this Agreement, the Buyer is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware, and that the Buyer is duly authorized to purchase the Loan and has the right to purchase the Loan without the consent of any third party. The Buyer hereby further represents to the Seller that the Buyer is a sophisticated investor and its decision to purchase the Loan, other than the representations of the Seller set forth in this Agreement, is based upon the Buyer's own independent evaluation of the Loan, including all related documentation and collateral. The Buyer acknowledges that it has been provided a copy of, and is familiar with, the Loan Documents and all other documents relating to the Loan. In entering into this Agreement, the Buyer has not relied upon any oral or written information provided by the Seller or its personnel or agents, other than the representations in this Agreement. The Buyer acknowledges that no employee or representative of the Seller has been authorized to make, and that the Buyer has not relied upon, any statements or representations or warranties other than those specifically contained in this Agreement.

                                  ARTICLE III
             REPRESENTATIONS, WARRANTIES AND COVENANT OF THE SELLER

     Section 3.1.  Representations and Warranties of the Seller. The Seller
                   --------------------------------------------
hereby represents and warrants to the Buyer as the date hereof that:

          (a) the Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware; the Seller has full power and authority and has taken all necessary action to consummate the transactions contemplated hereby;

          (b) the Seller is the sole owner and holder of the Loan free and clear of any liens arising through the Seller and has the right to sell and assign the Loan without the consent any third party, or if required, such consent has been obtained; consummation of the transactions contemplated by this Agreement will not violate any law or regulation or, to the Seller's knowledge, other agreement applicable to the Seller;

          (c) the outstanding principal balance of Loan as of the date hereof is $66,000,000;

          (d) the Note, the Loan Agreement, the Mezzanine Deposit Agreement and the other Loan Documents are the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (e) since the date thereof, none of the Loan Documents has been modified, altered, satisfied, cancelled, subordinated or rescinded in any manner; no portion of the collateral securing the Loan has been released from the lien created by the Loan Documents, and the Seller has furnished to the Seller a true and complete copy of the Loan Documents, including any amendments thereto or modifications thereof;

          (f) all payments required to be made by the Borrower to the Seller pursuant to the Loan Documents to the date hereof have been made;

          (g) to the Seller's actual knowledge, there is no material default, material breach or material violation nor event of acceleration existing under the Loan Documents and, to the Seller's actual knowledge, no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration;

          (h) the Seller has no knowledge that any material representations or material warranties made by the Borrower in the Loan Documents are untrue in any material respect;

          (i) there is no right of defense or counterclaim to the Loan (including the defense of usury), nor will the operation of any of the terms of the Loan Documents, or the exercise of any rights thereunder, render any of the Loan Documents unenforceable, in whole or in part (excluding provisions relating to default interest, yield maintenance charges or prepayment premiums, the unenforceability of which provisions will not affect the enforceability of the remaining provisions of the Loan Documents), or subject to any right of defense or counterclaim (including the defense of usury or the violation of any applicable disclosure or consumer credit laws), except in such case as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and to the Seller's knowledge no such right of rescission, offset, abatement, diminution, defense or counterclaim has been asserted with respect thereto; and

          (j) the Option (as defined in that certain Option Agreement dated as of October 17, 1997 (the "Option Agreement"), between Credit Suisse First Boston Mortgage Capital LLC and the Company) has been exercised, the Subordinate Note (as defined in the Option Agreement) has been cancelled and the lien of the Deed of Trust (as defined in the Option Agreement) has been released.

     Section 3.2.  Covenant of the Seller. The Seller agrees that, within sixty
                   ----------------------
(60) days after the date hereof, it will obtain and provide to the Buyer, written confirmation from Fitch IBCA, Inc., Standard & Poor's Ratings Services, and Moody's Investor Services (the "Rating Agencies") that the transfer of the Loan to Wilshire Real Estate Investment Trust or to Wilshire Financial Services Group Inc, or to any Affiliate (as defined in the Intercreditor Agreement) of either such entity ("Wilshire"), and the holding of the Loan by Wilshire would not cause any Rating Agency to qualify, downgrade or withdraw any of the current ratings on the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1997-C2.

     Section 3.3.  Notice of Breach; Cure and Repurchase.
                   -------------------------------------

(a) If the Buyer discovers the occurrence of any Breach (as defined below), the Buyer shall have the right to give written notice to the Seller of such Breach, provided the Buyer delivers such written notice to the Seller no later than the Last Notice Date (as defined below). The term "Last Notice Date" with respect to any Breach shall mean the earlier of (i) the date ninety (90) days after the Buyer discovers such Breach and (ii) the date which is eighteen months after the date hereof. For the purposes hereof, each of the following shall be a "Breach"; (A) any material breach of any representations contained in Section
3.1 hereof; (B) the failure of the Seller to deliver any document required to be delivered pursuant to Section 1.3 hereof, and (C) any material breach of the covenant contained in Section 3.2 hereof. Notwithstanding the foregoing, but subject to the terms of Section 3.3(e), the Buyer shall have the right to pursue all other remedies for a Breach at law or in equity, including, without limitation, the right to sue for damages.

          (b) Within 90 days of the receipt of the notice pursuant to Section 3.3(a) above with respect to a Breach, the Seller shall either (at Seller's option) (i) repurchase the Loan (a "Repurchase") at the Repurchase Price (defined below) or (ii) cure such breach to the Buyer's reasonable satisfaction or, in the case of a breach under Section 3.3(a)(B), deliver such document. Upon any such Repurchase of the Loan by the Seller, the Buyer shall, at the Seller's expense, execute and deliver such instruments of transfer or assignment presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller all right, title and interest transferred to the Buyer hereunder in the Loan and the Loan Documents (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), and shall deliver the Loan Documents to the Seller or its designee upon payment of the Repurchase Price. "Repurchase Price" means the excess of
(i) the sum of (A) the outstanding principal balance of the Loan as of the date hereof and (B) the Buyer's pro-rata share of interest payable on the Loan for the month in which the Repurchase occurs, calculated on the basis of actual days over a 360-day year, over (ii) the sum of (A) all principal repayments made in respect of the Loan after the date hereof and (B) any amount otherwise due and payable under the Loan which has been waived or forgiven by the Buyer.

          (c) If the Buyer demands cure of a Breach under Section 3.3(b) above which the Seller is otherwise obligated to cure, and the Seller is unable to cure the Breach due to circumstances beyond the Seller's control, the Seller shall give notice to the Buyer of such inability, and in that event the Buyer, as the Buyer's sole remedy, may either (i) waive such Breach or (ii) within thirty (30) days after delivery of the Seller's notice, require the Seller to effect the Repurchase in lieu of such cure.

          (d) In the event that any litigation is commenced which alleges facts which, in the judgment of the Seller, could constitute a breach of any of the Seller's representations and warranties under this Agreement relating to the Loan, the Seller hereby reserves the right to conduct or participate in the defense of such litigation at its sole expense.

          (e) The Buyer shall have no right, after the Last Notice Date, to make any claim that a Breach has occurred or otherwise to pursue any remedies for a Breach, and, accordingly, the Seller's liability for any Breach shall terminate on the day after the Last Notice Date except with respect to claims made prior to such date. Furthermore, if the Buyer, without the prior written consent of the Seller (which consent shall not be withheld unreasonably) modifies the Note, Loan Agreement or other Loan Documents (other than a Permitted Loan Document Modification (defined below)), or waives any material obligation of the Borrower in respect of the Loan (other than a Permitted Loan Document Modification or a One-Time Waiver (defined below)) or the collateral for the Loan or releases any collateral for the Loan (except for a release of collateral required by condemnation or other action by governmental authority pursuant to applicable law), then the Seller shall have no further obligations for any Breach. "Permitted Loan Document Modification" shall mean a written modification to the Loan Agreement or any other Loan Document, (i) which does not adversely affect the liens and other security interests under the Pledge Agreement and other Loan Documents, (ii) which does not diminish, release, impair or otherwise adversely affect the security for the Loan or subject any guaranty or any other Loan Document to any right of defense or counterclaim in favor of any party to such Loan Document, other than the Buyer or the Seller, (iii) which does not waive any economic obligation (other than a One-Time Waiver) of the Borrower, any guarantor or any other party to the Loan Documents and (iv) a true and complete fully executed counterpart of which has been delivered to the Seller prior to the earlier of (A) the thirtieth (30th) day after execution of such modification and (B) thirty (30) days prior to the date of any Repurchase under this Agreement. "One-Time Waiver" shall mean a waiver by the Buyer of a right, power or remedy under any Loan Document for a particular instance which shall not have the effect of waiving or impairing such right, power or remedy in any other instance and which does not have a material adverse effect on the security for the Loan.

                                   ARTICLE IV
                             SERVICING OF THE LOAN

     Section 4.1.  Servicing of the Loan. Contemporaneously herewith, the Seller
                   ---------------------
shall assign to the Buyer its rights under the Servicing Agreement with respect to the Loan and recognize the Servicer as administrative agent under the Mezzanine Deposit Agreement pursuant to the Assignment, Assumption, Recognition and Amendment Agreement dated the date hereof, among the Seller, the Buyer and the Servicer.

                                   ARTICLE V
                                 MISCELLANEOUS

     Section 5.1.  Brokers. Each party represents to the other that no broker,
                   -------
finder or financial advisor is entitled to any brokerage, finder's or other fee or commission from the other in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such party. If any broker's fees, finder's fees, commissions, or similar payments are due to any person in connection with this Agreement, or the transactions contemplated hereby, such fees, commissions, or similar payments shall be the sole responsibility of the party who had dealings with the person to whom they are due. The Seller and the Buyer shall have no liability for any brokerage, finder's or other fee or commission in connection with this transaction. This
Section 5.1 shall survive the closing of the transaction contemplated hereby.

     Section 5.2.  Governing Law. THE PARTIES AGREE THAT THE STATE OF NEW YORK
                   -------------
HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA.

     Section 5.3.  Modification and Waiver in Writing. No modification,
                   ----------------------------------
amendment, extension, discharge, termination or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

     Section 5.4.  Notices. (a) All notices, consents, approvals and requests
                   -------
required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (i) hand delivery, with proof of attempted delivery, (ii) certified or registered United States mail, postage prepaid, (iii) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (iv) by telecopier (with electronic confirmation of receipt) provided that such telecopied notice must also be delivered by one of the means set forth in clause (i), clause (ii) or clause (iii) above, addressed to the address for the recipient set forth on the first page hereof, or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this
Section 5.4.

          (b) A notice shall be deemed to have been given: (i) in the case of hand delivery, at the time of delivery; (ii) in the case of registered or certified mail, when delivered or the first attempted delivery on a business day; (iii) in the case of expedited prepaid delivery, upon the first attempted delivery on a business day; or (iv) in the case of telecopier, upon receipt of electronic confirmation of receipt, provided that such telecopied notice was also delivered as required in this Section 5.4. A party receiving a notice which does not comply with the technical requirements for notice of this Section 5.4 may elect to waive any deficiencies and treat the notice as having been properly given.

     Section 5.5.  Beneficiaries. Nothing in this Agreement, express or implied,
                   -------------
is intended for or shall confer upon any other person any legal or equitable rights, benefits, claims or remedies of any nature whatsoever or by reason of this Agreement or any provisions contained herein, it being the intention of the parties hereto that this Agreement, the obligations and statements of responsibilities hereunder, and all other conditions and provisions hereof are for the sole and exclusive benefit of the Seller and the Buyer, and their successors and permitted assigns, and for the benefit of no other person.

     Section 5.6.  Limitation of Damages. In no event shall either party hereto
                   ---------------------
be liable to the other in contract (with the exception of enforcing the terms of this Agreement), tort, strict liability or any other course of action for any consequential, incidental or speculative damages arising out of this Agreement or the subject matter hereof.

     Section 5.7.  Expenses. Except as other provided in this Agreement, each
                   --------
party hereto agrees to pay all costs, fees and expenses which it has incurred in connection with or incidental to the matters contained in this Agreement, including without limitation any fees and disbursements to its accountants and counsel.

     Section 5.8.  Protection of Confidential Information. The Buyer and the
                   --------------------------------------
Seller shall not divulge to any party, without the other party's prior written consent, the Purchase Price paid by the Buyer for the Loan or any other terms of this Agreement, except to the extent it is appropriate or required for the Buyer or the Seller, as applicable, to do so in working with legal counsel, auditors, taxing authorities or other federal or state governmental agencies or in connection with a merger or acquisition or if otherwise required by law or court order.

     Section 5.9.  Headings. The headings in this Agreement are included herein
                   --------
for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 5.10. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     Section 5.11. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     Section 5.12. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter contained in this Agreement and supersedes all prior agreements, understandings and negotiations between the parties.
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                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                              SELLER:
                              ------

                              CREDIT SUISSE FIRST BOSTON MORTGAGE
                              CAPITAL LLC



                              By:
                                  ---------------------------------
                                    Name:
                                    Title:

                              BUYER:
                              -----

                              WILSHIRE REAL ESTATE PARTNERSHIP L.P.

                                    By:  Wilshire Real Estate Investment Trust,
                                        Inc., as general partner

                                        By:
                                           ------------------------
                                           Name:
                                           Title: